FLAHERTY & CRUMRINE PREFERRED INCOME FUND

To the Shareholders of Flaherty & Crumrine Preferred Income Fund (“PFD”):

Your Fund performed well during its third fiscal quarter1, delivering +3.1% total return on net asset value2. For the first nine months of fiscal 2014, the Fund’s return on NAV was an impressive +15.1%. While third quarter market performance was -3.3%, year-to-date market performance was +19.2% at August 31st.

U.S. economic growth appears to be running around 3% currently, after averaging just 1.3% in 2014’s first half. Job growth is up, unemployment is down and inflation remains low. The Fed is not filling its monetary punch bowl as quickly as before, but, while it’s always hard to predict what the Fed will do, it probably won’t start to raise short-term interest rates until mid-2015 or later. In contrast, economic growth abroad has slowed, with most developed countries trailing the U.S. recovery and monetary policy in many of those countries is easing further.

Although long-term interest rates in the U.S. will probably rise modestly over coming quarters, we think any upward movement will be limited by moderate GDP growth and strong investor demand for yield. Credit conditions continue to improve for most issuers of preferred securities, as earnings remain healthy and companies continue to build capital. With this backdrop, we believe prospective returns remain attractive for long-term investors.

The Fund’s portfolio benefited from small declines in intermediate and long-term interest rates during the quarter, as well as on-going demand for higher yields of preferred securities. Supply of new issues remains steady—a key measure of market health. From December 2013 through September 2014, U.S. and foreign companies issued 103 new securities in the United States, raising just under $64 billion. Over the same period, issuers redeemed 67 preferred securities totaling $25 billion.

New issue supply was dominated by banks tailoring their capital to meet new regulatory requirements. Large U.S. banks (those deemed to be a systemically important financial institution, or “SIFI”) have issued traditional non-cumulative perpetual preferred stock. Non-U.S. SIFI banks are utilizing a preferred stock variation termed Contingent Convertible Securities, or CoCos. As you know from prior letters, the Fund has not yet purchased any CoCos, but we continue to evaluate them as potential investments.

With foreign economies lagging recovery in the U.S. and foreign banks issuing securities we have not yet been inclined to buy, the portion of the portfolio invested in foreign securities has drifted lower this fiscal year. Through September 30th, this portion declined from 26.8% of the portfolio to 18%. We anticipate this rate could fall further through more issuer redemptions.

As we discussed last quarter, another portfolio trend is a continued shift to “fixed-to-float” securities. These have coupons that are fixed for an initial period, typically five or ten years. Afterwards, coupons float based on a formula set at issuance. Prices on floating rate issues typically are less sensitive to changes in benchmark interest rates; this effect has spilled over to fixed-to-float preferred securities as well. If long-term interest rates begin to rise, as we expect they will eventually, these securities should tend to outperform issues with fixed-for-life coupons, all other things being equal. This fiscal year through September 30th, the portion of the portfolio in this structure increased from 44.7% to 51%. We continue to look for opportunities to add fixed-to-float holdings. Although these issues yield a bit less than many fixed-for-life securities, and thus

[1]	June 1, 2014 – August 31, 2014
[2]	Following methodology required by the SEC, total return assumes dividend reinvestment and includes income and principal change, plus the impact of the Fund’s leverage and expenses.

may reduce portfolio income at the margin, we believe owning fixed-to-float securities is prudent and consistent with our interest-rate outlook.

As always, we encourage you to visit the Fund’s website, www.preferredincome.com, for current information on preferred-securities markets, the Fund and the broader economy.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team:

R. Eric Chadwick

Donald F. Crumrine

Robert M. Ettinger

Bradford S. Stone

October 1, 2014

Flaherty & Crumrine Preferred Income Fund Incorporated

PORTFOLIO OVERVIEW

August 31, 2014 (Unaudited)

Fund Statistics

Net Asset Value	$13.98

Market Price	$13.92

Discount	0.43%

Yield on Market Price	7.76%

Common Stock Shares Outstanding	11,011,832

Moody’s Ratings*	% of Net Assets†

A	1.1%

BBB	53.6%

BB	34.8%

Below “BB”	3.4%

Not Rated**	6.0%

Below Investment Grade***	24.0%

*	Ratings are from Moody’s Investors Service, Inc. “Not Rated” securities are those with no ratings available from Moody’s.
**	Does not include net other assets and liabilities of 1.1%
***	Below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

JPMorgan Chase	4.8%

MetLife	4.5%

HSBC PLC	4.2%

Liberty Mutual Group	4.1%

Banco Santander, S.A.	4.0%

Citigroup	3.8%

Fifth Third Bancorp	3.5%

Wells Fargo & Company	3.4%

M&T Bank Corporation	2.7%

XL Group PLC	2.7%

% of Net Assets***†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	60%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	43%

***	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Preferred Income Fund Incorporated

PORTFOLIO OF INVESTMENTS

August 31, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 93.6%
	Banking — 47.4%
17,500	Astoria Financial Corp., 6.50% Pfd., Series C	$429,291	*
355,000	Banco Santander, 10.50% Pfd., Series 10	9,124,033	**(3)
$1,151,000	Bank of America Corporation, 8.125%	1,283,720	*(1)
	Barclays Bank PLC:
58,000	Barclays Bank PLC, 7.10% Pfd.	1,488,860	**(3)
3,700	Barclays Bank PLC, 7.75% Pfd., Series 4	95,534	**(3)
78,300	Barclays Bank PLC, 8.125% Pfd., Series 5	2,029,536	**(1)(3)
	Citigroup:
103,800	Citigroup, Inc., 6.875% Pfd., Series K	2,810,126	*(1)(2)
119,778	Citigroup, Inc., 7.125% Pfd., Series J	3,334,620	*
$2,299,000	Citigroup, Inc., 8.40%, Series E	2,639,252	*(1)
31,975	City National Corp., 6.75% Pfd., Series D	895,940	*
	CoBank ACB:
20,500	CoBank ACB, 6.125% Pfd., Series G, 144A****	1,873,829	*
10,000	CoBank ACB, 6.25% Pfd., 144A****	1,040,938	*(1)
$5,210,000	Colonial BancGroup, 7.114%, 144A****	7,815	(4)(5)††
15,200	Cullen/Frost Bankers, Inc., 5.375% Pfd., Series A	370,500	*
295,600	Fifth Third Bancorp, 6.625% Pfd., Series I	8,114,663	*(1)(2)
	First Horizon:
795	First Tennessee Bank, Adj. Rate Pfd., 3.75%(6), 144A****	588,971	*(1)
$500,000	First Tennessee Capital II, 6.30% 04/15/34, Series B	489,625
1	FT Real Estate Securities Company, 9.50% Pfd., 144A****	1,352,500
112,500	First Niagara Financial Group, Inc., 8.625% Pfd.	3,201,919	*(1)
32,050	First Republic Bank, 6.70% Pfd.	841,393	*(1)
	Goldman Sachs Group:
$195,000	Goldman Sachs, 5.70%, Series L	202,292	*
50,000	Goldman Sachs, 6.375% Pfd., Series K	1,299,500	*
	HSBC PLC:
$800,000	HSBC Capital Funding LP, 10.176%, 144A****	1,204,000	(1)(2)(3)
150,000	HSBC Holdings PLC, 8.00% Pfd., Series 2	4,035,375	**(1)(3)
$130,000	HSBC USA Capital Trust I, 7.808% 12/15/26, 144A****	131,606
$145,000	HSBC USA Capital Trust II, 8.38% 05/15/27, 144A****	146,931	(1)
128,813	HSBC USA, Inc., 6.50% Pfd., Series H	3,292,782	*(1)
	ING Groep NV:
40,000	ING Groep NV, 6.375% Pfd.	1,014,400	**(3)
35,000	ING Groep NV, 7.05% Pfd.	899,553	**(3)
23,400	ING Groep NV, 7.20% Pfd.	603,755	**(3)
47,500	ING Groep NV, 7.375% Pfd.	1,232,625	**(3)

Flaherty & Crumrine Preferred Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	JPMorgan Chase:
71,900	JPMorgan Chase & Company, 6.70% Pfd., Series T	$1,855,739	*(1)(2)
$4,283,000	JPMorgan Chase & Company, 6.75%, Series S	4,620,286	*(1)(2)
$4,000,000	JPMorgan Chase & Company, 7.90%, Series I	4,445,000	*(1)
$550,000	Lloyds Banking Group PLC, 6.657%, 144A****	603,625	**(3)
	M&T Bank Corporation:
$1,640,000	M&T Bank Corporation, 6.450%, Series E	1,771,200	*
$4,372,000	M&T Bank Corporation, 6.875%, Series D, 144A****	4,485,440	*(1)(2)
	Morgan Stanley:
$600,000	Morgan Stanley, 5.45%, Series H	611,250	*
124,821	Morgan Stanley, 6.875% Pfd., Series F	3,371,415	*(1)(2)
60,516	Morgan Stanley, 7.125% Pfd., Series E	1,692,118	*(1)(2)
164,200	PNC Financial Services Group, Inc., 6.125% Pfd., Series P	4,551,427	*(1)
$2,160,000	RaboBank Nederland, 11.00%, 144A****	2,867,400	(1)(3)
50,000	Regions Financial Corporation, 6.375% Pfd., Series B	1,267,500	*
	Royal Bank of Scotland:
7,500	Royal Bank of Scotland Group PLC, 6.40% Pfd., Series M	186,675	**(3)
15,000	Royal Bank of Scotland Group PLC, 6.60% Pfd., Series S	375,450	**(3)
108,200	Royal Bank of Scotland Group PLC, 7.25% Pfd., Series T	2,778,576	**(1)(3)
	Sovereign Bancorp:
1,750	Sovereign REIT, 12.00% Pfd., Series A, 144A****	2,350,747
85,400	State Street Corporation, 5.90% Pfd., Series D	2,227,446	*(1)
10,000	Texas Capital Bancshares Inc., 6.50% Pfd., Series A	248,615	*
35,000	US Bancorp, 6.50% Pfd., Series F	1,022,753	*
	Wells Fargo:
60,300	Wells Fargo & Company, 5.85% Pfd.	1,575,338	*
35,900	Wells Fargo & Company, 6.625% Pfd., Series R	1,010,226	*
$895,000	Wells Fargo & Company, 7.98%, Series K	1,015,825	*
144,500	Wells Fargo & Company, 8.00% Pfd., Series J	4,262,750	*(1)
	Zions Bancorporation:
$1,000,000	Zions Bancorporation, 7.20%, Series J	1,059,700	*(1)
93,000	Zions Bancorporation, 7.90% Pfd., Series F	2,604,000	*(1)

		108,936,385

	Financial Services — 0.9%
$1,000,000	General Electric Capital Corp., 7.125%, Series A	1,180,557	*(1)
	HSBC PLC:
36,537	HSBC Finance Corporation, 6.36% Pfd., Series B	918,595	*(1)

		2,099,152

Flaherty & Crumrine Preferred Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Insurance — 23.3%
	Ace Ltd.:
$975,000	Ace Capital Trust II, 9.70% 04/01/30	$1,438,125	(1)(2)(3)
50,000	Allstate Corp., 6.625% Pfd., Series E	1,310,075	*(1)
$400,000	Aon Corporation, 8.205% 01/01/27	514,910	(1)(2)
112,500	Arch Capital Group, Ltd., 6.75% Pfd., Series C	3,027,656	**(1)(3)
	AXA SA:
$1,423,000	AXA SA, 6.379%, 144A****	1,551,070	**(1)(2)(3)
$500,000	AXA SA, 8.60% 12/15/30	677,190	(3)
201,600	Axis Capital Holdings Ltd., 6.875% Pfd., Series C	5,455,800	**(1)(3)
95,600	Delphi Financial Group, 7.376% Pfd., 05/15/37	2,395,975	(1)(2)
37,400	Endurance Specialty Holdings, 7.50% Pfd., Series B	984,088	**(3)
$3,600,000	Everest Re Holdings, 6.60% 05/15/37	3,802,500	(1)(2)
	Liberty Mutual Group:
$500,000	Liberty Mutual Group, 7.80% 03/15/37, 144A****	592,500
$4,100,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	6,396,000	(1)(2)
	MetLife:
$3,096,000	MetLife, Inc., 10.75% 08/01/39	5,031,000	(1)(2)
$3,600,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	5,247,000	(1)(2)
36,010	PartnerRe Ltd., 7.25% Pfd., Series E	966,869	**(1)(3)
78,900	Principal Financial Group, 6.518% Pfd., Series B	2,056,331	*(1)
$402,000	Prudential Financial, Inc., 5.625% 06/15/43	433,155
	QBE Insurance:
$1,100,000	QBE Capital Funding III Ltd., 7.25% 05/24/41, 144A****	1,197,852	(1)(3)
	The Travelers Companies:
$494,500	USF&G Capital, 8.312% 07/01/46, 144A****	679,642	(1)(2)
	Unum Group:
$2,820,000	Provident Financing Trust I, 7.405% 03/15/38	3,326,526	(1)(2)
8,954	W.R. Berkley Corporation, 5.625% Pfd.	212,680
	XL Group PLC:
$6,440,000	XL Capital Ltd., 6.50%, Series E	6,238,750	(1)(3)

		53,535,694

	Utilities — 14.5%
10,350	Alabama Power Company, 6.45% Pfd.	278,156	*(1)
	Baltimore Gas & Electric:
10,000	Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993	1,015,625	*(1)(2)
2,400	Baltimore Gas & Electric Company, 7.125% Pfd., Series 1993	243,975	*

Flaherty & Crumrine Preferred Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Utilities — (Continued)
	Commonwealth Edison:
$2,953,000	COMED Financing III, 6.35% 03/15/33	$3,048,973	(1)(2)
$3,150,000	Dominion Resources, Inc., 7.50% 06/30/66	3,416,175	(1)(2)
	Energy Future Competitive Holdings Corp:
$636,000	TXU Electric Capital V, 8.175% 01/30/37	6,360	(4)††
62,500	Entergy Arkansas, Inc., 6.45% Pfd.	1,587,894	*(1)
30,000	Entergy Louisiana, Inc., 6.95% Pfd.	3,004,689	*(1)
25,000	Georgia Power Company, 6.50% Pfd., Series 2007A	2,730,470	*(1)
25,000	Indianapolis Power & Light Company, 5.65% Pfd.	2,621,875	*
42,100	Integrys Energy Group, Inc., 6.00% Pfd.	1,109,019	(1)(2)
	Nextera Energy:
$1,500,000	FPL Group Capital, Inc., 6.65% 06/15/67	1,534,716	(1)(2)
	PECO Energy:
$500,000	PECO Energy Capital Trust III, 7.38% 04/06/28, Series D	598,723	(1)(2)
	PPL Corp:
59,000	PPL Capital Funding, Inc., 5.90% Pfd., Series B	1,441,813
$2,250,000	PPL Capital Funding, Inc., 6.70% 03/30/67, Series A	2,296,096	(1)(2)
$2,850,000	Puget Sound Energy, Inc., 6.974% 06/01/67	2,999,494	(1)(2)
46,633	Scana Corporation, 7.70% Pfd., 01/30/65	1,204,647	(1)(2)
34,000	Southern California Edison, 6.50% Pfd., Series D	3,613,564	*(1)
3,000	Virginia Electric & Power Company, $6.98 Pfd.	298,125	*
3,700	Wisconsin Public Service Corporation, 6.88% Pfd.	375,203	*

		33,425,592

	Energy — 2.5%
$5,000,000	Enbridge Energy Partners LP, 8.05% 10/01/37	5,650,000	(1)(2)

		5,650,000

	Real Estate Investment Trust (REIT) — 3.5%
	Duke Realty Corp.:
4,000	Duke Realty Corp, 6.50% Pfd., Series K	100,650
24,900	Duke Realty Corp, 6.60% Pfd., Series L	626,392
	Kimco Realty Corporation:
2,500	Kimco Realty Corporation, 5.50% Pfd., Series J	58,500
34,550	Kimco Realty Corporation, 6.90% Pfd., Series H	910,738	(1)(2)
	National Retail Properties:
40,000	National Retail Properties, Inc., 5.70% Pfd., Series E	943,752
15,580	National Retail Properties, Inc., 6.625% Pfd., Series D	412,597

Flaherty & Crumrine Preferred Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Real Estate Investment Trust (REIT) — (Continued)
	PS Business Parks:
4,000	PS Business Parks, Inc., 5.70% Pfd., Series V	$95,730
50,000	PS Business Parks, Inc., 6.45% Pfd., Series S	1,284,125	(1)(2)
7,500	PS Business Parks, Inc., 6.875% Pfd., Series R	196,500
119,168	Realty Income Corporation, 6.625% Pfd., Series F	3,131,735	(1)(2)
7,500	Regency Centers Corporation, 6.625% Pfd., Series 6	201,169

		7,961,888

	Miscellaneous Industries — 1.5%
37,400	Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A****	3,396,388	*

		3,396,388

	Total Preferred Securities (Cost $201,813,779)	215,005,099

Corporate Debt Securities — 5.2%
	Banking — 2.6%
$2,710,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	3,489,800	(1)(2)
76,000	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	1,866,750
20,000	Zions Bancorporation, 6.95% 09/15/28, Sub Notes	535,000

		5,891,550

	Financial Services — 0.3%
21,763	Affiliated Managers Group, Inc., 6.375% 08/15/42	556,077
5,562	Raymond James Financial, 6.90% 03/15/42	151,078

		707,155

	Insurance — 1.1%
$2,000,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	2,420,532	(1)(2)

		2,420,532

	Energy — 1.0%
$1,680,000	Energy Transfer Partners LP, 8.25% 11/15/29	2,404,443	(1)(2)

		2,404,443

Flaherty & Crumrine Preferred Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2014 (Unaudited)

Shares/$ Par		Value

Corporate Debt Securities — (Continued)
	Communication — 0.2%
20,200	Qwest Corporation, 7.375% 06/01/51	$528,281

		528,281

	Total Corporate Debt Securities (Cost $9,878,665)	11,951,961

Common Stock — 0.1%
	Banking — 0.1%
3,620	CIT Group, Inc.	173,615	*

		173,615

	Insurance — 0.0%
19,801	WMI Holdings Corporation, 144A****	54,453	*†

		54,453

	Total Common Stock (Cost $1,330,325)	228,068

Money Market Fund — 0.1%
	BlackRock Liquidity Funds:
256,413	T-Fund, Institutional Class	256,413

	Total Money Market Fund (Cost $256,413)	256,413

Total Investments (Cost $213,279,182***)	99.0%		227,441,541

Other Assets And Liabilities (Net)	1.0%		2,245,587

Total Managed Assets	100.0%	‡	$229,687,128

Loan Principal Balance			(75,700,000)

Total Net Assets Available To Common Stock			$153,987,128

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At August 31, 2014, these securities amounted to $38,189,239 or 16.6% of total managed assets.

Flaherty & Crumrine Preferred Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2014 (Unaudited)

(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $143,195,508 at August 31, 2014.
(2)	All or a portion of this security has been rehypothecated. The total value of such securities was $72,449,991 at August 31, 2014.
(3)	Foreign Issuer.
(4)	Illiquid security (designation is unaudited).
(5)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of August 31, 2014.
(6)	Represents the rate in effect as of the reporting date.
†	Non-income producing.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
Pfd.	— Preferred Securities
REIT	— Real Estate Investment Trust

Flaherty & Crumrine Preferred Income Fund Incorporated

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

For the period from December 1, 2013 through August 31, 2014 (Unaudited)

Value
OPERATIONS:
Net investment income	$9,090,278
Net realized gain/(loss) on investments sold during the period	6,664,500
Change in net unrealized appreciation/(depreciation) of investments	5,094,492

Net increase in net assets resulting from operations	20,849,270

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(2)	(9,784,252)

Total Distributions to Common Stock Shareholders	(9,784,252)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	361,933

Net increase in net assets available to Common Stock resulting from Fund share transactions	361,933

NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
FOR THE PERIOD	$11,426,951

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$142,560,177
Net increase in net assets during the period	11,426,951

End of period	$153,987,128

(1)

These tables summarize the nine months ended August 31, 2014 and should be read in conjunction with the Fund’s audited financial statements, including footnotes, in its Annual Report dated November 30, 2013.

(2)	May include income earned, but not paid out, in prior fiscal year.

Flaherty & Crumrine Preferred Income Fund Incorporated

FINANCIAL HIGHLIGHTS(1)

For the period from December 1, 2013 through August 31, 2014 (Unaudited)

For a Common Stock share outstanding throughout the period

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$12.98

INVESTMENT OPERATIONS:
Net investment income	0.83
Net realized and unrealized gain/(loss) on investments	1.06

Total from investment operations	1.89

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.89)

Total distributions to Common Stock Shareholders	(0.89)

Net asset value, end of period	$13.98

Market value, end of period	$13.92

Common Stock shares outstanding, end of period	11,011,832

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	8.19	%*
Operating expenses including interest expense.	1.84	%*
Operating expenses excluding interest expense	1.33	%*

SUPPLEMENTAL DATA:††
Portfolio turnover rate	23	%**
Total managed assets, end of period (in 000’s)	$229,687
Ratio of operating expenses including interest expense to total managed assets	1.22	%*
Ratio of operating expenses excluding interest expense to total managed assets	0.88	%*

(1)

These tables summarize the nine months ended August 31, 2014 and should be read in conjunction with the Fund’s audited financial statements, including footnotes, in its Annual Report dated November 30, 2013.

*	Annualized.
**	Not Annualized.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.

Flaherty & Crumrine Preferred Income Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2013	$0.1700	$12.73	$12.26	$12.35
January 31, 2014	0.0900	12.98	12.74	12.76
February 28, 2014	0.0900	13.22	13.08	13.10
March 31, 2014	0.0900	13.36	13.87	13.36
April 30, 2014	0.0900	13.54	14.61	13.88
May 30, 2014	0.0900	13.83	14.67	13.94
June 30, 2014	0.0900	13.89	14.61	13.89
July 31, 2014	0.0900	13.84	13.84	13.84
August 29, 2014	0.0900	13.98	13.92	13.91

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine Preferred Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Aggregate Information for Federal Income Tax Purposes

At August 31, 2014, the aggregate cost of securities for federal income tax purposes was $222,104,985, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $20,569,586 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $15,233,030.

2.	Additional Accounting Standards

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

Flaherty & Crumrine Preferred Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

A summary of the inputs used to value the Fund’s investments as of August 31, 2014 is as follows:

	Total Value at August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$108,936,385	$88,697,631	$20,230,939	$7,815
Financial Services	2,099,152	2,099,152	—	—
Insurance	53,535,694	37,951,904	15,583,790	—
Utilities	33,425,592	11,002,466	22,423,126	—
Energy	5,650,000	5,650,000	—	—
Real Estate Investment Trust (REIT)	7,961,888	7,961,888	—	—
Miscellaneous Industries	3,396,388	—	3,396,388	—
Corporate Debt Securities
Banking	5,891,550	2,401,750	3,489,800	—
Financial Services	707,155	707,155	—	—
Insurance	2,420,532	—	2,420,532	—
Energy	2,404,443	—	2,404,443	—
Communication	528,281	528,281	—	—
Common Stock
Banking	173,615	173,615	—	—
Insurance	54,453	54,453	—	—
Money Market Fund	256,413	256,413	—	—

Total Investments	$227,441,541	$157,484,708	$69,949,018	$7,815

During the reporting period, securities with an aggregate market value of $592,500 were transferred into Level 1 from Level 2. During the reporting period, there were no transfers into Level 2 from Level 1.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services—approved by the Board of Directors and unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Flaherty & Crumrine Preferred Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Preferred Securities
	Total Investments	Banking
Balance as of 11/30/13	$7,815	$7,815
Accrued discounts/premiums	—	—
Realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	—	—
Purchases	—	—
Sales	—	—
Transfer in	—	—
Transfer out	—	—
Balance as of 08/31/14	$7,815	$7,815

For the nine months ended August 31, 2014, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $0.

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 08/31/14	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities
Banking	$7,815	Bankruptcy recovery	Credit/Structure-specific recovery	0.00% - 0.50% (0.15%)

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

Directors

Donald F. Crumrine, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Robert F. Wulf, CFA

Officers

Donald F. Crumrine, CFA

Chief Executive Officer

Robert M. Ettinger, CFA

President

R. Eric Chadwick, CFA

Chief Financial Officer,

Vice President and Treasurer

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Vice President and

Assistant Treasurer

Roger Ko

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Questions concerning your shares of Flaherty & Crumrine Preferred Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent & Shareholder Servicing Agent —

BNY Mellon c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Preferred Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Quarterly

Report

August 31, 2014

www.preferredincome.com